                                                                   EXHIBIT 10.16
                             EMPLOYMENT AGREEMENT
                             --------------------


     EMPLOYMENT AGREEMENT (the "Agreement") is made as of the ____ day of ______________, _____, by and between Albany Molecular Research, Inc., a Delaware corporation (the "Company"), and Donald E. Kuhla, Ph.D. (the "Executive").

     WHEREAS, the Executive is an officer and key employee of the Company; and

     WHEREAS, the parties hereto desire to assure that the Executive's knowledge and familiarity with the business of the Company will continue to be available to the Company after the date hereof.

     NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, the parties agree as follows:

     1.   Employment.  Subject to the provisions of Section 6, the Company
          ----------
hereby employs the Executive and the Executive accepts such employment upon the terms and conditions hereinafter set forth.

     2.   Term of Employment.  The term of the Executive's employment pursuant
          ------------------
to this Agreement shall commence on and as of the date hereof (the "Effective Date") and shall remain in effect for a period of three (3) years from the Effective Date (the "Term"). The Term shall be renewed automatically for periods of one (1) year (each a "Renewal Term") commencing at the third anniversary of the Effective Date and on each subsequent anniversary thereafter, unless notice that this Agreement will not be extended is given by either the Executive or the Company not less than sixty (60) days prior to the expiration of the Term (as extended by any Renewal Term); provided that if the Company
                                               --------
elects not to extend this Agreement for any reason, the Executive shall receive the payments set forth in Section 6(e); and provided further that if the Company
                                            -------- -------
(or any of its successors) elects not to renew this Agreement at any time during the one year following a Change in Control (as defined in Section 6(g)), the provisions of Section 6(g) shall apply. The period during which the Executive serves as an employee of the Company in accordance with and subject to the provisions of this Agreement is referred to in this Agreement as the "Term of Employment."

     3.   Capacity.
          --------

          (a) Duties.  During the Term of Employment, the Executive shall report
              ------
directly to the Chief Executive Officer of the Company and (i) shall serve as an executive officer of the Company with the title President and Chief Operating Officer, (ii) shall perform such duties and responsibilities as may be reasonably determined by the Chief Executive Officer of the Company consistent with the Executive's title and position, duties and responsibilities as an executive officer of the Company as of the Effective Date; provided that such
                                                           --------
duties and responsibilities shall be within the general area of the Executive's experience and skills, (iii) upon the request of the Board of Directors of the Company, shall serve as an officer and/or director of the Company and any of its subsidiaries or affiliates (provided that the Company shall indemnify the Executive for liabilities
 --------
incurred as such in accordance with its current practices to the fullest extent permitted by applicable law); and (iv) shall render all services incident to the foregoing.

          (b) Extent of Service.  The Executive agrees to diligently serve the
              -----------------
interests of the Company and shall devote substantially all of his working time, attention, skill and energies to the advancement of the interests of the Company and its subsidiaries and affiliates and the performance of his duties and responsibilities hereunder; provided that nothing in this Agreement shall be
                            --------
construed as preventing the Executive from (i) investing the Executive's assets in any entity in a manner not prohibited by Section 7 and in such form or manner as shall not require any material activities on the Executive's part in connection with the operations or affairs of the entities in which such investments are made, or (ii) engaging in religious, charitable or other community or non-profit activities that do not impair the Executive's ability to fulfill the Executive's duties and responsibilities under this Agreement.

     4.   Compensation.
          ------------

          (a)  Salary.  During the Term of Employment, the Company shall pay the
               ------
Executive a salary (the "Base Salary") at an annual rate as shall be determined from time to time by the Board of Directors of the Company or the Compensation Committee of the Board of Directors consistent with the general policies and practices of the Company and subject to periodic review in accordance with the policies and practices of the Company; provided, however, that in no event shall
                                       --------  -------
such rate per annum be less than $175,000. Such salary shall be subject to withholding under applicable law and shall be payable in periodic installments in accordance with the Company's usual practice for its senior executives, as in effect from time to time.

          (b)  Bonus.  Commencing on the first annual compensation determination
               -----
date established by the Company during the Term of Employment and on each such date thereafter, the Company shall review the performance of the Company and of the Executive during the prior year, and the Company may provide the Executive with additional compensation as a bonus in accordance with any bonus plan then in effect from time to time for senior executives of the Company. Any such bonus plan shall have such terms as may be established in the sole discretion of the Board of Directors of the Company or the Compensation Committee of the Board of Directors.

     5.   Benefits.
          --------

          (a)  Regular Benefits.  During the Term of Employment, the Executive
               ----------------
shall be entitled to participate in any and all medical, dental, pension and life insurance plans, disability income plans and other employee benefit plans as in effect from time to time for senior executives of the Company. Such participation shall be subject to (i) the terms of the applicable plan documents, (ii) generally applicable policies of the Company and (iii) the discretion of the Board of Directors of the Company or the administrative or other committee provided for in, or contemplated by, such plan. Compliance with this Section 5(a) shall in no way create or be deemed to create any obligation, express or implied, on the part of the Company or any subsidiary or affiliate of the Company with respect to the continuation of any benefit or other plan or arrangement maintained as of or prior to the Effective Date or the creation and maintenance of any particular benefit or other plan or arrangement at any time after the Effective Date.

          (b)   Reimbursement of Expenses.  The Company shall promptly reimburse
                -------------------------
the Executive for all reasonable business expenses incurred by the Executive during the Term of Employment in accordance with the Company's practices for senior executives of the Company, as in effect from time to time.

          (c)  Vacation.  During the Term of Employment, the Executive shall
               --------
receive at least three (3) weeks paid vacation annually or such greater amount as is in accordance with the Company's practices for senior executives of the Company, as in effect from time to time.

     6.   Termination of Employment.  Notwithstanding the provisions of Section
          -------------------------
2, the Executive's employment under this Agreement shall terminate under the following circumstances set forth in this Section 6.

     For purposes of this Agreement, "Date of Termination" means (i) if the
                                      -------------------
Executive's employment is terminated by his death as provided in Section 6(c), the date of his death; (ii) if the Executive's employment is terminated due to his permanent disability as provided in Section 6(c), the date on which notice of termination is given; (iii) if the Executive's employment is terminated under
Section 6(e), sixty (60) days after the date on which notice of termination is given; and (iv) if the Executive's employment is terminated under Section 6(f), the date on which the applicable cure period expires.

          (a) Mutual Consent.  The Executive's employment under this Agreement
              --------------
may be terminated at any time by the mutual consent of the Executive and the Company on such terms as both parties shall mutually agree.

          (b)   Termination by the Company for Cause.  The Executive's
                ------------------------------------
employment under this Agreement may be terminated by the Company for "cause" at any time upon written notice to the Executive without further liability on the part of the Company. For purposes of this Agreement, a termination shall be for "cause" if:

          (i) the Executive shall commit an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company or any of its subsidiaries or affiliates or shall be convicted by a court of competent jurisdiction or shall plead guilty or nolo contendere to any felony or any crime involving moral turpitude;

          (ii) the Executive shall commit a material breach of any of the covenants, terms or provisions of Section 7 or 8 hereof which breach has not been cured within fifteen (15) days after delivery to the Executive by the Company of written notice thereof;

          (iii) the Executive shall commit a material breach of any of the covenants, terms or provisions hereof (other than pursuant to Section 7 or 8 hereof) which breach has not been remedied within thirty (30) days after delivery to the Executive by the Company of written notice thereof; or

          (iv) the Executive shall have disobeyed reasonable written instructions from the Chief Executive Officer which are consistent with the terms and conditions of this Agreement or shall have deliberately, wilfully, substantially and continuously failed to perform the Executive's duties hereunder, after written notice and under circumstances effectively constituting a voluntary resignation of the Executive's position with the Company.

     Upon termination for cause as provided in this Section 6(b), (A) all obligations of the Company under this Agreement shall thereupon immediately terminate other than any obligations with respect to earned but unpaid Base Salary and (B) the Company shall have any and all rights and remedies under this Agreement and applicable law.

          (c) Death; Disability.  The Executive's employment under this
              -----------------
Agreement may be terminated by the Company upon the earlier of death or permanent disability (as defined below) of the Executive continuing for a period of one hundred eighty (180) days. Upon any such termination of the Executive's employment, all obligations of the Company under this Agreement shall thereupon immediately terminate other than any obligations with respect to (i) earned but unpaid salary through the Date of Termination; provided that Base Salary
                                               --------
payments as provided by Section 4(a) shall continue to be made to the Executive (or his estate) through the Term (as extended by any Renewal Term) but only if and to the extent payments to the Executive or his estate under any applicable disability or life insurance policy is less than the amount the Executive would otherwise receive as Base Salary hereunder, (ii) Bonus payments with respect to the calendar year within which such termination occurred on the basis of and to the extent contemplated in any bonus plan then in effect with respect to senior executive officers of the Company, pro-rated on the basis of the number of days of the Executive's actual employment hereunder during such calendar year through the Date of Termination, and (iii) in the case of permanent disability, continuation at the Company's expense of health insurance benefits (medical and dental) until the first anniversary of the Date of Termination to the extent permitted under the Executive's group health insurance policy. As used herein, the term "permanent disability" or "permanently disabled" means the inability of the Executive, by reason of injury, illness or other similar cause, to perform a major part of his duties and responsibilities in connection with the conduct of the business and affairs of the Company. The Company shall provide written notice to the Executive of the termination of his employment hereunder due to permanent disability.

          (d) Voluntary Termination by the Executive.  At any time during the
              --------------------------------------
Term of Employment, the Executive may terminate his employment under this Agreement upon sixty (60) days' prior written notice to the Company. Upon termination by the Executive as provided in this Section 6(d), all obligations of the Company under this Agreement shall thereupon immediately terminate other than any obligations with respect to earned but unpaid Base Salary.

          (e) Termination by the Company Without Cause.  The Executive's
              ----------------------------------------
employment under this Agreement may be terminated by the Company at any time without "cause" (as defined in Section 6(b)) by the Company upon sixty (60) days' prior written notice to the Executive. Upon any such termination of the Executive's employment, all obligations of the Company under this Agreement shall thereupon immediately terminate other than any obligations with respect to earned but unpaid Base Salary and bonus under Section 4. In addition, subject to the Executive signing a general release of claims in a form and manner satisfactory to the Company, the Company shall continue to pay the Executive his Base Salary at the rate then in effect pursuant to Section 4(a) for a period of one (1) year from the Date of Termination and shall pay to the Executive in monthly installments over such one-year period, an amount equal to the Executive's cash bonus, if any, received in respect of the immediately preceding year pursuant to Section 4(b).

          (f) Termination by the Executive upon Company Breach.  The Executive
              ------------------------------------------------
shall have the right to terminate his employment hereunder upon written notice to the Company in the event of (i) a material adverse change or diminution in the nature or scope of the powers, functions, titles, duties or responsibilities of the Executive that is adverse to the Executive or (ii) a breach by the Company of any of its material obligations hereunder, in each case after the Executive has given written notice to the Company specifying such default by the Company and giving the Company a reasonable time, not less than thirty (30) days, to conform its performance to its obligations hereunder. The failure of the Executive to give notice of any of the foregoing events shall not under any circumstances constitute a waiver of the Executive's right to terminate his employment and receive the amounts payable under this Section 6(f). Upon any such termination of the Executive's employment, all obligations of the Company under this Agreement shall thereupon immediately terminate other than any obligations with respect to earned but unpaid Base Salary and bonus under
Section 4. In addition, subject to the Executive signing a general release of claims in a form and manner satisfactory to the Company, the Company shall continue to pay the Executive his Base Salary at the rate then in effect pursuant to Section 4(a) for a period of one (1) year from the Date of Termination and shall pay to the Executive in monthly installments over such one-year period, an amount equal to the Executive's cash bonus, if any, received in respect of the immediately preceding year pursuant to Section 4(b).

          (g) Termination Pursuant to a Change of Control.  If there is a Change
              -------------------------------------------
of Control, as defined below, during the Term of Employment, the provisions of this Section 6(g) shall apply and shall continue to apply throughout the remainder of the Term (as extended by any Renewal Term). If, within one (1) year following a Change of Control, the Executive's employment is terminated by the Company without cause (in accordance with
Section 6(e) above) or by the Executive for "Good Reason" (as defined in Section 6(g)(ii) below) or the Company elects not to renew this Agreement in accordance with Section 2, the Company shall pay to the Executive (or the Executive's estate, if applicable) a lump sum amount equal to two (2) times the sum of (x) the Executive's Base Salary at the rate then in effect pursuant to Section 4(a), plus (y) an amount equal to the Executive's cash bonus, if any, received in
----
respect of the immediately preceding year pursuant to Section 4(b).

          (i) "Change of Control" shall mean the occurrence of any one of the
               -----------------
following events:

              (A) any "person" as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Act") (other than the Company, any of its subsidiaries, or any trustee, fiduciary or other person or entity holding securities under any employee benefit plan or trust of the Company or any of its subsidiaries and other than Thomas E. D'Ambra, Ph.D.), together with all "affiliates" and "associates" (as such terms are defined in Rule 12b-2 under the Act) of such person, shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities having the right to vote in an election of the Company's Board of Directors ("Voting Securities") (in such case other than as a result of an acquisition of securities directly from the Company);

               (B) persons who, as of the Effective Date, constitute the Company's Board of Directors (the "Incumbent Directors") cease for any reason, including, without limitation, as a result of a tender offer, proxy contest, merger or similar transaction, to constitute at least a majority of the Board; provided that any person becoming a director of the Company subsequent to the
--------
Effective Date shall be considered an Incumbent Director if such person's election was approved by or such person was nominated for election by either
(1) a vote of at least a majority of the Incumbent Directors or (2) a vote of at least a majority of the Incumbent Directors who are members of a nominating committee comprised, in the majority, of Incumbent Directors; but provided
                                                                  --------
further that any such person whose initial assumption of office is in connection
-------
with an actual or threatened election contest relating to the election of members of the Board of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board, including by reason of agreement intended to avoid or settle any such actual or threatened contest or solicitation, shall not be considered an Incumbent Director; or

              (C) the stockholders of the Company shall approve (1) any consolidation or merger of the Company where the stockholders of the Company, immediately prior to the consolidation or merger, would not, immediately after the consolidation or merger, beneficially own (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, shares representing in the aggregate more than fifty percent (50%) of the voting shares of the corporation issuing cash or securities in the consolidation or merger (or of its ultimate parent corporation, if any), (2) any sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company or
(3) any plan or proposal for the liquidation or dissolution of the Company.

     Notwithstanding the foregoing, a "Change of Control" shall not be deemed to have occurred for purposes of the foregoing clause (A) solely as the result of an acquisition of securities by the Company which, by reducing the number of shares of Voting Securities outstanding, increases the proportionate number of shares of Voting Securities beneficially owned by any person to twenty-five percent (25%) or more of the combined voting power of all then outstanding Voting Securities; provided, however, that if any person referred to in this
                   --------  -------
sentence shall thereafter become the beneficial owner of any additional shares of Voting Securities (other than pursuant to a stock split, stock dividend, or similar transaction or as a result of an acquisition of securities directly from the Company), then a "Change of Control" shall be deemed to have occurred for purposes of the foregoing clause (A).

          (ii) "Good Reason" shall mean the occurrence of any of the
                -----------
following:

              (A) a material adverse change or diminution in the nature or scope of the powers, functions, titles, duties or responsibilities of the Executive that is adverse to the Executive;

              (B) a breach by the Company of any of its material obligations hereunder;

              (C) the failure by the Company to obtain an effective agreement from any successor to assume and agree to perform this Agreement; or

              (D) the relocation of the offices at which the Executive is principally employed as of the Change of Control to a location more than fifty
(50) miles from such offices, which relocation is not approved by the Executive.

          (iii) The Executive shall provide the Company with reasonable notice and an opportunity to cure any of the events listed in Section 6(g)(ii) and shall not be entitled to compensation pursuant to this Section 6(g) unless the Company fails to cure within a reasonable period of not less than thirty
(30) days; and

          (iv) It is the intention of the Executive and of the Company that no payments by the Company to or for the benefit of the Executive under this Agreement or any other agreement or plan, if any, pursuant to which the Executive is entitled to receive payments or benefits shall be nondeductible to the Company by reason of the operation of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), relating to parachute payments or any like statutory or regulatory provision. Accordingly, and notwithstanding any other provision of this Agreement or any such agreement or plan, if by reason of the operation of said Section 280G or any like statutory or regulatory provision, any such payments exceed the amount which can be deducted by the Company, such payments shall be reduced to the maximum amount which can be deducted by the Company. To the extent that payments exceeding such maximum deductible amount have been made to or for the benefit of the Executive, such excess payments shall be refunded to the Company with interest thereon at the applicable Federal rate determined under Section 1274(d) of the Code, compounded annually, or at such other rate as may be required in order that no such payments shall be nondeductible to the Company by reason of the operation of said Section 280G or any like statutory or regulatory provision. To the extent that there is more than one method of reducing the payments to bring them within the limitations of said Section 280G or any like statutory or regulatory provision, the Executive shall determine which method shall be followed; provided that if the Executive fails to make such determination within forty-
--------
five (45) days after the Company has given notice of the need for such reduction, the Company may determine the method of such reduction in its sole discretion.

          (h)  No Mitigation.  Without regard to the reason for the termination
               -------------
of the Executive's employment hereunder, the Executive shall be under no obligation to mitigate damages with respect to such termination under any circumstances and in the event the Executive is employed or receives income from any other source, there shall be no offset against the amounts due from the Company hereunder.

     7.   Non-Competition.
          ---------------

          (a) Because the Executive's services to the Company are special and because the Executive has access to the Company's confidential information, during the Term of Employment, the Executive shall not, without the express written consent of the Company, directly or indirectly, engage, participate, invest in, be employed by or assist, whether as owner, part-owner, shareholder, partner, director, officer, trustee, employee, agent or consultant, or in any other capacity, any Person (as hereinafter defined) other than the Company and its affiliates in the Designated Industry (as hereinafter defined); provided,
                                                                    --------
however, that nothing herein shall be construed as preventing the Executive from
-------
making passive investments in a Person in the Designated Industry if the securities of such Person are publicly traded and such investment constitutes less than one percent (1%) of the outstanding shares of capital stock or comparable equity interests of such Person.

          (b) For purposes of this Agreement, the following terms have the following meanings:

              "Person" means an individual, a corporation, an association, a
               ------
partnership, a limited liability company, an estate, a trust and any other entity or organization; and

              "Designated Industry" means the business of providing chemistry
               -------------------
          research and development services to pharmaceutical and biotechnology companies involved in drug development and discovery and any and all activities related thereto, including, without limitation, medicinal chemistry, chemical development, analytical chemistry services and small-scale manufacturing and any other business conducted by the Company during the Executive's employment with the Company.

     8.   Confidentiality.  In the course of performing services hereunder and
          ---------------
otherwise, the Executive has had, and it is anticipated that the Executive will from time to time have, access to confidential records, data, customer lists, trade secrets, technology and similar confidential information owned or used in the course of business by the Company and its subsidiaries and affiliates (the "Confidential Information"). The Executive agrees (i) to hold the Confidential Information in strict confidence, (ii) not to disclose the Confidential Information to any Person (other than in the regular business of the Company), and (iii) not to use, directly or indirectly, any of the Confidential Information for any competitive or commercial purpose; provided, however, that
                                                       --------  -------
the limitations set forth above shall not apply to any Confidential Information which (A) is then generally known to the public, (B) became or becomes generally known to the public through no fault of the Executive, or (C) is disclosed in accordance with an order of a court of competent jurisdiction or applicable law. Upon termination of the Executive's employment with the Company, all data, memoranda, customer lists, notes, programs and other papers and items, and reproductions thereof relating to the foregoing matters in the Executive's possession or control, shall be returned to the Company and remain in its possession. This Section 8 shall survive the termination of this Agreement for any reason.

     9.   Conflicting Agreements.  The Executive hereby represents and warrants
          ----------------------
that the execution of this Agreement and the performance of his obligations hereunder will not breach or be in conflict with any other agreement to which he is a party or is bound, and that he is not now subject to any covenants which would affect the performance of his obligations hereunder. As of the Effective Date, the Executive is not performing any other duties for, and is not a party to any similar agreement with, any Person competing with the Company or any of its affiliates.

     10.  Severability.  In case any of the provisions contained in this
          ------------
Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, any such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had been limited or modified (consistent with its general intent) to the extent necessary to make it valid, legal and enforceable, or if it shall not be possible to so limit or modify such invalid, illegal or unenforceable provision or part of a provision, this Agreement shall be construed as if such invalid, illegal or unenforceable provision or part of a provision had never been contained in this Agreement.

     11.  Litigation and Regulatory Cooperation.  During and after the
          -------------------------------------
Executive's employment, the Executive shall cooperate fully with the Company in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of the Company which relate to events or occurrences that transpired while the Executive was employed by the Company. The Executive's full cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of the Company at mutually convenient times. During and after the Executive's employment, the Executive also shall cooperate fully with the Company in connection with any investigation or review of any federal, state or local regulatory authority as any such investigation or review relates to events or occurrences that transpired while the Executive was employed by the Company.
The Company shall reimburse the Executive for any reasonable out-of-pocket expenses incurred in connection with the Executive's performance of obligations pursuant to this Section 11. This Section 11 shall survive the termination of this Agreement for any reason.

       12.  Arbitration of Disputes.  Any dispute or controversy arising under
            -----------------------
or in connection with this Agreement shall be settled exclusively by arbitration in Albany, New York, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered in any court having jurisdiction. In the event that the Company terminates the Executive's employment for cause under Section 6(b) and the Executive contends that cause did not exist, then the Company's only obligation shall be to submit such claim to arbitration and the only issue before the arbitrator will be whether the Executive was in fact terminated for cause. If the arbitrator determines that the Executive was not terminated for cause by the Company, then the only remedies that the arbitrator may award are (i) payment of amounts which would have been payable if the Executive's employment had been terminated under
Section 6(e), (ii) the costs of arbitration, (iii) the Executive's attorneys' fees, and (iv) all rights and benefits granted or in effect with respect to the Executive under the Company's stock option plans and agreements with the Executive pursuant thereto, with the vesting and exercise of any stock options and the forfeitability of any stock-based grants held by the Executive to be governed by the terms of such plans and the related agreements between the Executive and the Company. If the arbitrator finds that the Executive's employment was terminated for cause, the arbitrator will be without authority to award the Executive anything, and the parties will each be responsible for their own attorneys' fees, and they will divide the costs of arbitration equally. Furthermore, should a dispute occur concerning the Executive's mental or physical capacity as described in Section 6(c), a doctor selected by the Executive and a doctor selected by the Company shall be entitled to examine the Executive. If the opinion of the Company's doctor and the Executive's doctor conflict, the Company's doctor and the Executive's doctor shall together agree upon a third doctor, whose opinion shall be binding. This Section 12 shall survive the termination of this Agreement for any reason.

     13.  Specific Performance.  Notwithstanding Section 12 hereof, it is
          --------------------
specifically understood and agreed that any breach of the provisions of this Agreement, including, without limitation, Sections 7 and 8 hereof, by the Executive is likely to result in irreparable injury to the Company and its subsidiaries and affiliates, that the remedy at law alone will be an inadequate remedy for such breach and that, in addition to any other remedy it may have, the Company shall be entitled to enforce the specific performance of this Agreement by the Executive and to seek both temporary and permanent injunctive relief (to the extent permitted by law), without the necessity of proving actual damages. To the extent that any court action is permitted consistent with or to enforce Section 7 or 8 of this Agreement, the parties hereby consent to the jurisdiction of the courts of the State of New York and the United States District Court for the Eastern District of New York. Accordingly, with respect to any such court action, the Executive (i) submits to the personal jurisdiction of such courts, (ii) consents to service of process, and (iii) waives any other requirement (whether imposed by statute, rule of court or otherwise) with respect to personal jurisdiction or service of process.

     14.  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given (i) when delivered by hand, (ii) when transmitted by facsimile and receipt is acknowledged, or (iii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

               To the Company:

                    Albany Molecular Research, Inc.
                    21 Corporate Circle
                    Albany, New York  12203-5154
                    Facsimile:  (518) 464-0289
                    Attention:  Chief Executive Officer

               To the Executive:

                    Donald E. Kuhla, Ph.D.

                    ----------------------------

                    ----------------------------

                    ----------------------------


or to such other address of which any party may notify the other parties as provided above. Notices shall be effective as of the date of such delivery or mailing.

     15.  Amendment; Waiver.  This Agreement shall not be amended, modified or
          -----------------
discharged in whole or in part except by an Agreement in writing signed by both of the parties hereto. The failure of either of the parties to require the performance of a term or obligation or to exercise any right under this Agreement or the waiver of any breach hereunder shall not prevent subsequent enforcement of such term or obligation or exercise of such right or the enforcement at any time of any other right hereunder or be deemed a waiver of any subsequent breach of the provision so breached, or of any other breach hereunder.

     16.  Successors and Assigns.  This Agreement shall inure to the benefit of
          ----------------------
successors of the Company by way of merger, consolidation or transfer of all or substantially all of the assets of the Company, and may not be assigned by the Executive.

     17.  Entire Agreement.  This Agreement, together with that certain Employee
          ----------------
Innovation, Proprietary Information and Post-Employment Activity Agreement executed by the Employee, constitute the entire agreement between the parties concerning the subjects hereof and thereof and supersede all prior understandings and agreements between the parties relating to the subject matter hereof and thereof.

     18.  Governing Law.  This Agreement shall be construed and regulated in all
          -------------
respects under the laws of the State of New York.

     19.  Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which when so executed and delivered shall be taken to be an original, but such counterparts shall together constitute one and the same document.

                  [Remainder of Page Intentionally Left Blank]

  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                              ALBANY MOLECULAR RESEARCH, INC.



                              By:
                                 ---------------------------------
                                 Name:
                                 Title:


                              EXECUTIVE:



                              ------------------------------------
                              Donald E. Kuhla, Ph.D.